UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On December 1, 2022, Triumph Group, Inc., a Delaware corporation (the “Company”), announced that the Board of Directors of the Company declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and will be distributed on December 19, 2022, to the holders of record of Common Stock as of the close of business on December 12, 2022 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, dated as of December 19, 2022, between the Company, Computershare Inc., a Delaware corporation, and its affiliate Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date will receive three Warrants for every ten shares of Common Stock (rounded down for any fractional Warrant), owned on the Record Date, expected to be approximately 19,499,930 Warrants in the aggregate. The Company’s determination of the number of shares of Common Stock to be issued on any exercise of Warrants and the validity of such exercise, pursuant to the Warrant Agreement, will govern.

Each Warrant will represent the right to purchase initially one share of Common Stock, subject to certain anti-dilution adjustments (“Warrant Shares Per Warrant”), at an exercise price of $12.35 per Warrant (the “Exercise Price”), subject to certain anti-dilution adjustments (the “Implied Per Share Exercise Price”). Payment for shares of Common Stock on exercise of Warrants may be in (i) cash or (ii) under certain circumstances, Designated Notes (as defined below). In the event Designated Notes are used to pay for the exercise of the Warrants, accrued interest (in addition to the stated aggregate principal amount) will be forfeited upon exercise, unless exercise occurs after a record date for the payment of interest and before the resulting scheduled payment date (in which case note holders will receive the scheduled interest payment).

“Designated Notes” means, collectively, any of the issued and outstanding notes of the Company as designated or undesignated by the Company from time to time; provided that any designation by the Company of a particular series of notes as “Designated Notes” shall retain such designation for a minimum of 20 consecutive Business Days from (and including) the date of publication of notice of the same by press release. The Company also has the right, but not obligation, to remove one or more series of its notes from being “Designated Notes,” but such redesignation shall only be effective 20 consecutive Business Days from (and including) the date of publication of notice of the same by press release. The Company initially designates the following notes as “Designated Notes”: 8.875% Senior Secured First Lien Notes due June 1, 2024, 6.250% Senior Secured Notes due September 15, 2024 and 7.750% Senior Notes due August 15, 2025.

In the event that a Warrant is exercised prior to 5:00 p.m. New York City time on (x) the Price Condition Date (as defined below), or (y) the date that the Company issues a Redemption Notice (as defined below), a holder may elect to pay an additional amount equal to $1.8525 (being 0.15 multiplied by the Exercise Price) in exchange for an additional number of shares of Common Stock equal to the product of 0.15 and the Warrant Shares Per Warrant applicable to the relevant exercise on the terms specified in the Warrant Agreement.

The Warrants may be exercised until 5:00 p.m. New York City time on the Expiration Date, as defined in the Warrant Agreement, which is currently December 19, 2023, subject to (i) the right of the Company to redeem the Warrants on not less than 20 calendar days’ notice (any such date of redemption, the “Redemption Date” and any such date of notice a “Redemption Notice”) at a price of 1/10 of $0.01 per Warrant and (ii) the automatic acceleration of the Expiration Date following the Price Condition Date, as defined and described below.

Unless the Company has previously issued a Redemption Notice with respect to the Warrants, then following the last day of the first 30 consecutive trading day period to occur in which daily volume weighted average prices of the shares of Common Stock has been at least equal to the then applicable Implied Per Share Exercise Price on each of 20 trading days (whether or not consecutive) (the “Price Condition”), the Expiration Date will automatically accelerate to the date that is the 5th Business Day following Price Condition Date; provided that the Company may, at its sole option, elect a later Expiration Date by providing public notice no later than the Price Condition Date. The “Price Condition Date” is the first Business Day following the last Trading Day of the period in which the Price Condition is met.

Any holder that exercises any Warrant(s) from and after (a) 5:00 p.m. New York city time on the earlier of (x) a Price Condition Date and (y) the date that the Company issues a Redemption Notice until (b) 5:00 p.m. New York City time on, as applicable, (x) the Expiration Date and (y) the Business Day immediately preceding the Redemption Date (the last day of such period, the “Over-Subscription Deadline”), may, subject to the terms of the Warrant Agreement, elect to subscribe for any or all of the shares of Common Stock issuable pursuant to any outstanding but unexercised Warrants as of the Over-Subscription Deadline.

Holders may exercise the Warrants by delivering a completed form of election to purchase shares of Common Stock and payment of the then-current exercise price in U.S. dollars by check payable to the order of the Company or by wire transfer of immediately available funds to an account of the Company, or, under certain circumstances, with Designated Notes at face value. Upon such delivery, the Company will issue such whole number of shares of Common Stock as the exercising Warrant holder is entitled to receive.

An ownership limitation is in place such that a holder of Warrants is not permitted to exercise Warrants for any shares of Common Stock if following such exercise the holder will have beneficial ownership of Common Stock in excess of 4.9% of the then issued and outstanding Common Stock (excluding shares held by subsidiaries); provided, that a holder of Common Stock in excess of 4.9% of the issued and outstanding Common Stock as of 5:00 p.m. New York City time on December 1, 2022 will be entitled to exercise Warrants received in the Warrant Distribution, but only to the extent such holder’s receipt of such Common Stock is permitted by a waiver in effect at such time that constitutes “Prior Approval of the Company” under the Tax Benefit Preservation Plan, dated March 11, 2022, between the Company and Computershare Trust Company, N.A., as rights agent.

The Exercise Price and the number of shares of Common Stock issuable upon exercise are subject to certain anti-dilution adjustments, including for share dividends, splits, subdivisions, spin-offs, consolidations, reclassifications, combinations, noncash distributions and cash dividends.

An application has been made for the Warrants to trade on the over the counter market.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as an exhibit to this Form 8-K.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders of Company common stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the warrants. Please read the warrant agreement when it becomes available as it will contain important information about the terms of the warrants.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this communication which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies and organizational restructurings. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “will,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any shareholder or bondholder of the Company will exercise the Warrants held by such shareholder or bondholder, and as a result there can be no guarantee that the Company will derive the benefits of the transaction described in this communication. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2022 and September 30, 2022. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this communication speak as of the date of this communication. The forward-looking statements contained in this communication reflect management’s estimates and beliefs as of the date of this communication. The Company does not undertake to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

On December 19, 2022, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s issuance of up to 22,425,627 shares of Common Stock upon exercise of Warrants. Such shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333- 251429) (the “Registration Statement”) that was automatically effective upon filing on December 17, 2020, including the prospectus, dated December 17, 2020, and the prospectus supplement, dated December 19, 2022, as the same may be amended or supplemented. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d) Exhibits.

Exhibit No.	Description

4.1	Warrant Agreement (including Form of Warrant), dated December 19, 2022, between the Company, Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., as Warrant Agent.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 19, 2022	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary